SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of report
                       (Date of earliest event reported):
                                 April 27, 2004

                                   Cosi, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-50052                06-1393745
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File          (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)

242 West 36th Street, New York, New York                                10018
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

               Registrant's telephone number, including area code
                                 (212) 653-1600


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events

            On April 28, 2004, Cosi, Inc. (the "Company") announced that it has entered into a definitive agreement to sell 3,550,000 newly issued shares of its common stock in a private placement to a limited number of institutional investors at a price of $5.65 per share. A copy of the definitive Securities Purchase Agreement is attached hereto as Exhibit 10.1, and a copy of the press release announcing the transaction is attached as Exhibit 99.1. Both Exhibits are incorporated herein by reference.

Item 7(c). Exhibits

10.1  Securities Purchase Agreement, dated as of April 27, 2004.

99.1  Press Release of Cosi, Inc., dated as of April 28, 2004.

99.2 Slides from management presentations in connection with a private placement of Cosi, Inc. securities.

Item 9. Regulation FD Disclosure

            The text of the slides used by William Forrest, Executive Chairman, and Kevin Armstrong, Chief Executive Officer, during presentations to potential investors in connection with the private placement is attached hereto as Exhibit 99.2.

            The information in this Item 9 of this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 12. Results of Operations and Financial Condition

            The Company's press release issued on April 28, 2004 announced the definitive Securities Purchase Agreement and the Company's preliminary financial results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains statements that constitute forward-looking statements under the federal securities laws. Forward-looking statements are statements about future events and expectations and not statements of historical fact. The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," " strive," or similar words, or negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to: the cost of our principal food products; fluctuations in our quarterly results; labor shortages or increased labor costs; the rate of our internal growth, and our ability to generate increased revenue from existing restaurants; our ability to effectively manage our business with a reduced general and administrative staff; our ability to incorporate a franchising and area developer model into our strategy; the availability and cost of additional financing, both to fund our existing operations and to grow and open new restaurants; our ability to generate positive cash flow from operations; increased government regulation; changes in consumer preferences and demographic trends; supply and delivery shortages or interruptions; increasing competition in the fast casual dining segment of the restaurant industry; market saturation due to new restaurant openings; expansion into new markets; inadequate protection of our intellectual property; adverse weather conditions which impact customer traffic at our restaurants; and adverse economic conditions. Further information regarding factors that could affect our results and the statements made herein are included in our filings with the Securities and Exchange Commission.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cosi, Inc.

Date: April 28, 2004


                                           /s/ Kevin Armstrong
                                        ----------------------------------------
                                        Name: Kevin Armstrong
                                        Title: Chief Executive Officer

                                  EXHIBIT INDEX

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

10.1              Securities Purchase Agreement, dated as of            E
                  April 27, 2004.

99.1              Press Release of Cosi, Inc., dated as of              E
                  April 28, 2004.

99.2              Slides from management presentations in               E
                  connection with a private placement of
                  Cosi, Inc. securities.